                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 1999

            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-A
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                     33-51935              41-1775853
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS employer
      of incorporation)               file numbers)       identification no.)

  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
--------------------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (612) 293-3400

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on August 16, 1999, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.     Description
               -----------     -----------
                  99.1         Monthly Report delivered to
                               Certificateholders on
                               August 16, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

                                      SECURITIZED NET INTEREST MARGIN
                                      TRUST 1994-A

                                      By  GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust

                                      By: /s/ Phyllis A. Knight
                                          -------------------------------------
                                          PHYLLIS A. KNIGHT
                                          Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                  Page
-------                                                                 ----

 99.1   Monthly Report delivered to Certificateholders                    5
        on August 16, 1999.